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                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
            SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Vice President, Corporate Controller and Chief Accounting Officer of BTU International, Inc. (the "Company"), does hereby certify that to his knowledge:

     3) the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 29, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     4) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods covered by the Report.


                               /s/ Thomas P. Kealy
                               ---------------------------------------
                               Thomas P. Kealy
                               Vice President, Corporate Controller
                               and Chief Accounting Officer (principal
                               financial and accounting officer)


Dated: August 11, 2003